Exhibit 99.2 ....... . ,..,.,. • ... -. . • .•_ Investor Presentation August 2018

Safe Harbor Statement This presentation contains forward-looking statements about our current and presently expected performance trends, growth plans, business goals and other matters. These statements are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as codified in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Acts”). These forward-looking statements include without limitation, statements with respect to our ability to: provide a differentiated experience to guests; deliver comparable sales growth; outperform the casual dining industry; leverage sales increases and manage flow through; deliver consistent financial performance; increase shareholder value; find suitable sites and manage increasing construction costs; profitably expand our Company-owned restaurants domestically and in Canada, and work with our licensees to expand our concept internationally; maintain our broad consumer appeal and remain relevant to guests; attract and retain qualified management and other staff; manage risks associated with the magnitude and complexity of regulations in the states and municipalities where the Company’s restaurants are located; leverage technology to drive sales and manage costs; maintain our unit economics; manage through industry cost pressures, including increasing wage rates, group medical insurance costs and legal expenses; stabilize and then expand margins; achieve our financial objectives including our long-term objective of 13% - 14% total return to shareholders, on average; produce sufficient finished bakery product to supply our restaurants and our licensees; expand consumer packaged goods licensing revenue; support the growth of the Fox Restaurant concepts; develop the Social Monk Asian Kitchen fast casual concept; utilize capital effectively; continue to repurchase our shares and pay and grow the dividend; and all other statements that are not historical facts, as well as statements that are preceded by, followed by or that include words or phrases such as “believe,” “plan,” “will likely result,” “expect,” “intend,” “will continue,” “is anticipated,” “estimate,” “project,” “may,” “could,” “would,” “should” and similar expressions. These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements. Forward-looking statements are not guarantees of future performance, and undue reliance should not be placed on such statements. These statements are based on our current expectations and involve known and unknown risks and uncertainties that may cause our actual results or performance to differ materially from those expressed or implied by such statements. Although we believe that the assumptions underlying forward-looking statements are currently reasonable, any of the assumptions could be incorrect or incomplete, and there can be no assurance that forward-looking statements will prove to be accurate. Forward-looking statements speak only as of today’s date, and we undertake no obligation to publicly update or revise any forward-looking statements to take into account or otherwise reflect subsequent events, corrections in underlying assumptions, or changes in circumstances arising after the date that the forward-looking statement was made, unless required to do so by law. Please see the full discussion of risks and uncertainties contained in our filings with the Securities and Exchange Commission, including our latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.sec.gov. The Private Securities Litigation Reform Act of 1995 provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this presentation are made pursuant to the Act. 2

A Compelling Investment Opportunity • Highly differentiated concepts delivering experience a unique guest • • Diversified growth drivers Sustained track record of consistent financial performance • Robust cash flow to support growth and maximize shareholder value 3

Company Overview and Key Competitive Advantages 4

Our Global Footprint High quality, high profile locations worldwide Saudi (3) UAE (2) Mexico 5 Company-Owned 198 13 2 International - Licensed Middle East15 Mexico3 China, Including Hong Kong3 5 Guadalajara City (2) Beijing Shanghai Hong Kong Lebanon (1)Kuwait (3) Bahrain (1) Qatar Arabia (5) Toronto Company-Owned: 213

International Licensed Presence Guadalajara Shanghai Abu Dhabi 6 Dubai Festival City

The Cheesecake Factory - A Highly Differentiated Concept Bakery 7 Integrated Ambiance, Service and Hospitality Best-in-Class Operational Execution Leader in Menu Innovation

Industry Leader in Menu Innovation Breadth of Menu Is a Key Competitive Advantage Quality • 250 menu items made fresh from scratch in-house Relevance • No veto vote – something for everyone across price points Menu updated twice a year • Performance • • Drives sales Continued market share gains Profit • Increases sales at full margin 8

Dining With Us Is an Experience Ambiance, Service and Hospitality Drive Sales 9

Leveraging Technology to Drive Sales 10 Online Ordering Net Promoter-Based Guest Satisfaction Platform Delivery

Integrated Bakery – The “Cheesecake” Magic • Produces over 70 cheesecakes and other baked desserts Industry-Leading Dessert Sales 16% • Enables creativity and quality control 11

Broad Consumer Appeal A division of Vice Media LLC With $32 a Moderate Average Check Highest Unit Volumes ($ in millions) $10.6 $25 $22 $22 $21 $21 $5.0 $15 $4.7 Maggianos Yard House BJ'sTexas OliveOutback LongHorn Bonefish Carrabbas Yard House Maggianos Bonefish Outback Carrabbas LongHorn Olive TexasBJ's Roadhouse Garden Garden Roadhouse Source: Latest SEC filings and company presentations 12 $28 $18$17 $8.3$8.1 $5.6 $3.4$3.3$3.0$2.9 #1 Food Quality

Strong Consumer Across Channels Engagement It takes more than 30 minutes to prepare a small batch of our Sake Butter Sauce, and that’s just one of dozens of sauces that we prepare fresh in-house every day. 5M+ fans 370K followers Millions of Viewers 650K followers 13

Capitalizing on the Power of the Brand HomeTM The Cheesecake Factory At 14

Best-in-Class Dual Management Operational Execution Industry-Leading Retention Average Tenure by Position Structure Above 4-Walls 29 years 20 years 19 years 17 years 12 years 12 Senior VP of Operations Regional Vice President Area Director of Operations Area Kitchen Operations Manager General Manager ------------------Executive Kitchen Manager years FORTUNE and FORTUNE 100 Best Companies to Work For® are registered trademarks of Time Inc. and are used under license. From FORTUNE Magazine, March 1, 2018 ©2018 Time Inc. Used under license. FORTUNE and Time Inc. are not affiliated with, and do not endorse products or services of, The Cheesecake Factory Incorporated. 15 EKM EKM EKM EKM EKM EKM Area Kitchen Operations Manager GM GM GM GM GM GM Area Director of Operations

Leveraging Technology to Manage Costs 16 Dashboards Automated Production Call Market-Based Labor Analytics Kitchen Management System

Diversified Growth Drivers 17

The Cheesecake Factory – Returns-Focused Growth Opportunity for 300 Domestic & 8 - 10 Canadian Locations Over Time • • Site-based strategy Focused on premier locations – high street, lifestyle centers and A malls Infill and new markets Target 7,500 – 10,000 sq. ft. • • 18 * Illustrative example of target returns for new restaurant openings. Average Unit Economics* Sales $10.6 ~18% $8+ 20% - 25% EBITDA % Cash Capex Investment Cash-on-Cash Return

The Cheesecake Factory – Expanding International Licensed Presence • Continued expansion within current geographies Potential for additional geographies with current licensees Opportunity to add licensees and territories • • 19 Shanghai $0 Capital Expenditure +1¢ Per Restaurant in EPS, on Average

…CAKE 2022 • Multi-concept with segment, price point/occasion, real estate and labor model diversification • Leveraging brand power, operational estate development expertise excellence, scale, supply chain and real Illustrative Unit Growth Roadmap * * Unit Growth ~20 units per year Near-Term 2019E 2021E 20 *Represent two of Fox Restaurant Concepts’ high-growth brands that the Company has made minority investments in. Long-Term Potential Target Size (sq. ft.) 7,500 – 10,0005,000 - 6,0003,000 – 7,000 $1,000/sq. ft.$1,000/sq. ft.$1,000/sq. ft. Unit Economics New Units/Year 65 - 66 - 8 Top-Line Growth Contribution ~3%1% - 2%1% - 2% Incremental Growth Opportunities

Levers to Rebuild Margins Adjusted Operating Margin ~7.5% +50 bps +30 bps +30 bps Maintain flat restaurant margins ~6.4%* Efficiencies, Pricing, Cost & Portfolio Management Labor & Other Inflationary Pressures 2018E 2023E *Adjusted operating margin anticipated in 2018 EPS guidance range provided July 31, 2018, excluding the impact of $4.6 million in higher group medical insurance costs and $4.5 million in increased legal expenses incurred during the second quarter of fiscal 2018. 21 Leverage Bakery Technology & Projected Sales Growth International & CPG Flow Through G&A Leverage

CAKE 5-Year Plan 22 Top-Line Growth Drivers Comparable Sales Growth ~1% - 2% ~5% Unit Growth Total Top-Line Growth 6% - 7% 2023E Financial Targets Revenues ~$3 billion 6%+ $4.50 15% Net Income Margin EPS ROIC

Creating Value for Shareholders Long-Term Objective: 13% - 14% Total Return to Shareholders, on Average (EPS + Dividend) Revenue Growth ~6% - 7% Comparable Sales Growth Unit Growth Operating Margin Expansion Share Repurchases Dividend 23 Total Return to Shareholders ~1% - 2% ~5% ~25 bps ~3% ~2%

Track Record of Consistent Financial Performance 24

Continuing to Outperform the Industry Comparable Sales - Historical 2-year Stack 2011 2012 2013 2014 2015 2016 2017 2018 YTD 4.2% 4.1% 4.0% 3.8% 3.3% 2.6% 2.0% 1.6% 1.0% 0.8% 0.4% (0.4)% (0.9)% (1.6)% (2.2)% Knapp-Track Index 25 0.0%

Leveraged Sales and Managed Costs Profitability to Support Adjusted Earnings Per Share* $2.83 $1.97 2010 2011 2012 2013 2014 2015 2016 2017 26 *Please see Appendix for GAAP to non-GAAP reconciliations. $2.37 $2.60 $2.10 $1.88 $1.64 $1.42

Our Restaurants Generate Significant Cash Flow Free Cash Flow and Strong Balance Sheet Provide Significant Financial ($ millions) Flexibility $128 $120 $112 $107 2011 2012 2013 2014 2015 2016 2017 YTD 27 Free cash flow defined as cash flow from operations less capital expenditures/investments. Please see Appendix for GAAP to non-GAAP reconciliations and for an explanation regarding an accounting reclassification for prior years. $158 $75 $135 $100 $94 2010 2018

Effective Capital Allocation Supports Our Financial Objectives $1+ Billion in Share Repurchases Reducing WASO 3% Per Year Committed to Continuing ($ millions) to Grow Dividend 60,446 48,152 $13 2010 2011 2012 2013 2014 2015 Dividend 2016 2017 Capex / Investment Share Repurchases WASO 28 $42 $27 $50 $36 $146 $184 $30 $123 $109 $141 $172 $101 $158 $154 $139 $114 $106 $52 $86 $77 $42

Disciplined, Returns-Focused Growth Has Paid Off Return on Invested Capital (ROIC) 17% 14% 13% 2010 2011 2012 2013 2014 2015 2016 2017 ROIC = NOPAT / Average invested capital NOPAT = Income from operations excluding non-recurring expenses (-) income tax provision Invested Capital = Property and equipment + long-term assets + net working capital (-) cash and cash equivalents 29 15%15% 15% 14% 13%

A Compelling Investment Opportunity • Highly differentiated concepts delivering experience a unique guest • • Diversified growth drivers Sustained track record of consistent financial performance • Robust cash flow to support growth and maximize shareholder value 30

Appendix 31

Non-GAAP Reconciliation In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non-GAAP measurements which present diluted net income per share excluding the impact of certain items and free cash flow. The non-GAAP measurements are intended to supplement the presentation of the company’s financial results in accordance with GAAP. The company believes facilitate that the presentation of these items provides additional information to the comparison of past and present financial results. 32

Non-GAAP Reconciliation The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in thousands, except per share data) Fiscal Year 2010 2011 2012 2013 2014 2015 2016 2017 Net Income (GAAP) After-tax impact from: - Impairment of assets and lease terminations (1) - Partial IRS settlement (2) - Unwinding of interest rate collars (3) - Proceeds from variable life insurance contract (4) - Deferred tax revaluation (5) Adjusted net income (non-GAAP) $ 81,713 $ 95,720 $ 98,423 $ 114,356 $ 101,276 $ 116,523 $ 139,494 $ 157,392 - - 4,425 - - 928 (1,506) - - - 5,722 - - (419) - (337) 418 3,607 - - - - 68 6,206 - - - (38,525) - - - - - - - - - - - - $ 86,138 $ 95,142 $ 103,726 $ 114,019 $ 101,694 $ 120,130 $ 139,562 $ 125,073 Diluted net income per share (GAAP) After-tax impact from: - Impairment of assets and lease terminations - Partial IRS settlement - Unwinding of interest rate collars - Proceeds from variable life insurance contract - Deferred tax revaluation Adjusted diluted net income per share (non-GAAP) (6) $ 1.35 $ 1.64 $ 1.78 $ 2.10 $ 1.96 $ 2.30 $ 2.83 $ 3.27 - - 0.02 (0.03) - - - 0.11 (0.01) - - - - 0.01 0.07 0.00 0.13 - - (0.01) - - - - - - - - - - - - - - - - (0.80) 0.07 - - $ 1.42 $ 1.64 $ 1.88 $ 2.10 $ 1.97 $ 2.37 $ 2.83 $ 2.60 (1) The pre-tax amounts associated with these items in fiscal 2011, 2012, 2013, 2014, 2015, 2016 and 2017 were $1,547, $9,536, $(561), $696, $6,011, $114 and $10,343, respectively, and were recorded in impairment of assets and lease terminations. (2) The pre-tax amounts associated with this item were $719 and $1,075 and were recorded in interest and other (expense)/income, net and income tax provision, respectively. (3) The pre-tax amount associated with this item was $7,376 and was recorded in interest expense. (4) This item is non-taxable and is recorded in interest and other (expense)/income, net. (5) Fiscal 2017 includes a $38.5 million benefit to the income tax provision related to tax reform enacted in December 2017. (6) Adjusted diluted net income per share may not add due to rounding. 33

Non-GAAP Reconciliation The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in millions) Fiscal Year 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD Cash Flow from Operations (1) Capital Expenditures / Investments Free Cash Flow $ 170 42 $ 197 77 $ 198 86 $ 213 106 $ 249 114 $ 248 154 $ 316 158 $ 239 139 $ 141 66 $ 128 $ 120 $ 112 $ 107 $ 135 $ 94 $ 158 $ 100 $ 75 (1) The excess tax benefit related to stock options exercised is no longer reclassified from cash flows from operating activities to cash flows from financing activities in the consolidated statements of cash flows. The consolidated statements of cash flows for fiscal 2016, 2015, 2014, 2013, 2012, 2011 and 2010 have been adjusted to conform to the current year presentation. 34